UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 11, 2004 (July 28, 2004)

VERILINK CORPORATION

(Exact name of registrant as specified in charter)

Delaware (State of incorporation)	000-28562 (Commission File Number)	94-2857548 (IRS Employer Identification No.)

127 JETPLEX CIRCLE
MADISON, AL 35758-8989
(Address of principal executive offices / Zip Code)

256.327.2001
(Registrant’s telephone number, including area code)

Item 2. Acquisition or Disposition of Assets.

     On July 28, 2004 (the “Effective Time”), Verilink Corporation (“Verilink”), SRI Acquisition Corp. (“Merger Sub”) and Larscom Incorporated (“Larscom”) consummated the merger (the “Merger”) of Merger Sub with and into Larscom pursuant to which Larscom became a wholly-owned subsidiary of Verilink. The Merger was consummated in accordance with that certain Agreement and Plan of Merger, dated as of April 28, 2004 (the “Merger Agreement”), by and among Verilink, Merger Sub and Larscom.

     Under the terms of the Merger Agreement, the Merger will result in the issuance of approximately 5,946,897 shares of Verilink common stock, par value $0.01 per share (the “Verilink Common Stock”), to the stockholders of Larscom. Larscom stockholders have the right to receive 1.166 shares of Verilink Common Stock for each share of Larscom common stock, par value $0.01 per share (the “Larscom Common Stock”), outstanding at the Effective Time, with cash being paid in lieu of any fractional shares. Because the Closing Net Adjusted Working Capital Amount (as defined in the Merger Agreement) exceeded the Targeted Net Adjusted Working Capital Amount (as defined in the Merger Agreement) of $5,000,000, the Adjustment Factor (as defined in the Merger Agreement) used for purposes of determining the Exchange Ratio was 1.0, resulting in no change in the exchange ratio of 1.166.

     The Merger is intended to be a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended, and is expected to be treated as a purchase for financial accounting purposes, in accordance with generally accepted accounting principles. The foregoing description is qualified in its entirety by reference to the full text of the Merger Agreement.

     In connection with the completion of the Merger, Verilink entered into a Registration Rights Agreement, dated July 28, 2004 (“Registration Rights Agreement”), which grants certain former Larscom stockholders registration rights relating to the Verilink common stock to be received by such stockholders in the Merger. The foregoing description is qualified in its entirety by reference to the full text of the Registration Rights Agreement filed as an exhibit hereto.

     Larscom manufactures and markets high-speed network-access products for telecommunication service providers and corporate enterprise users. Larscom’s product offerings support bandwidth requirements ranging from full and fractional T1/E1 to OC-3 (1.5 Mbps to 155 Mbps). Additionally, Larscom’s solutions support a number of networking protocols such as frame relay, asynchronous transfer mode, universe multiplexing over Ethernet and Internet protocol. Verilink intends to use the acquired assets in the same or similar manner.

Item 7. Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired.

     The required financial statements of Larscom are included in Larscom’s Annual Report on Form 10-K for the year ended December 31, 2003, as amended by Form 10-K/A,

filed with the Securities and Exchange Commission (“SEC”) and incorporated by reference in Verilink’s Registration Statement on Form S-4 (File No. 333-116472).

(b)	Pro Forma Financial Information.

     Pro forma financial information for the Merger with Larscom was previously included under the caption “Unaudited Pro Forma Combined Condensed Financial Statements” in Verilink’s Registration Statement on Form S-4 (File No. 333-116472).

(c)	Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of April 28, 2004, by and among Verilink, Merger Sub and Larscom (filed as Annex A to the Joint Proxy Statement/Prospectus, dated June 24, 2004, forming a part of Verilink’s Registration Statement on Form S-4 (File No. 333-116472), and incorporated herein by reference).
10.1	Verilink Corporation 2004 Stock Incentive Plan (filed as Annex E to the Joint Proxy Statement/Prospectus, dated June 24, 2004, forming a part of Verilink’s Registration Statement on Form S-4 (File No. 333-116472), and incorporated herein by reference).
10.2	Form of Registration Rights Agreement, dated as of July 28, 2004, by and between Verilink and the stockholders listed on the signature pages thereto (filed as Exhibit 10.2 to Verilink’s Registration Statement on Form S-4 (File No. 333-116472), filed with the SEC on June 14, 2004, and incorporated herein by reference).

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VERILINK CORPORATION (Registrant)

Dated: August 11, 2004	By:

C. W. Smith Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of April 28, 2004, by and among Verilink, Merger Sub and Larscom (filed as Annex A to the Joint Proxy Statement/Prospectus, dated June 24, 2004, forming a part of Verilink’s Registration Statement on Form S-4 (File No. 333-116472), and incorporated herein by reference).
10.1	Verilink Corporation 2004 Stock Incentive Plan (filed as Annex E to the Joint Proxy Statement/Prospectus, dated June 24, 2004, forming a part of Verilink’s Registration Statement on Form S-4 (File No. 333-116472), and incorporated herein by reference).
10.2	Form of Registration Rights Agreement, dated as of July 28, 2004, by and between Verilink and the stockholders listed on the signature pages thereto (filed as Exhibit 10.2 to Verilink’s Registration Statement on Form S-4 (File No. 333-116472), filed with the SEC on June 14, 2004, and incorporated herein by reference).

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